NPXL

NEW PLAN EXCEL REALTY TRUST, INC

# *Transaction Overview: Acquisition of 92 Shopping Centers*

## *January 14, 2002*

# Business Plan Progress

**Accomplishments**

- Focused Product Strategy – with a specific concentration on community and neighborhood shopping centers, predominantly grocery-anchored
  - Upgrading of assets
    - Deferred maintenance
    - Redevelopment and outparcel development activity
    - Culling non-strategic shopping centers
  - Upgrading of internal capabilities and technology infrastructure
- Disposition and monetization of non-franchise assets
  - $380 million - Apartment portfolio sale
  - $101 million - Non-core asset dispositions
  - $63 million - Negotiations with joint venture partners and the re-payment of unscheduled debt
  - $544 million in total

**Challenges / Opportunities**

- Continued upgrade of assets
- Continued disposition and monetization of non-franchise assets
- Reinvest proceeds

# Transaction Overview

- New Plan Excel Realty Trust has entered into a definitive agreement with CenterAmerica Property Trust, L.P., a private company majority owned by Morgan Stanley Real Estate Fund II, to purchase 92 community and neighborhood shopping centers

- New Plan Excel Realty Trust will also acquire a 10 percent managing membership interest in a joint venture with a private U.S. pension fund

- Purchase Price of approximately $654 million, comprised of approximately $354 million of cash and the assumption of approximately $300 million of outstanding indebtedness:
  - Total Properties: 92 properties at 10.0 percent capitalization rate on 2002 NOI (1)
  - Stabilized Assets: 83 properties at 10.2 percent capitalization rate on 2002 NOI(1) ($63 PSF)
  - Redevelopment Assets: 9 properties at 9.0 percent capitalization rate on 2002 NOI(1), 11.0% stabilized capitalization rate on 2003 NOI

(1) Includes a $0.15 per square foot reserve for replacements.

# Financing Alternatives

**Initial Funding**

- Existing credit facilities – current availability is approximately $235 million
- Interim facility – committed for by a major financial institution

**Longer-term Alternatives To Be Considered**

- Public equity issuance
- Unsecured bonds issuance
- Continuation of non-franchise asset sales
- Refinancing of existing credit facilities

# Pro Forma Portfolio Overview [1]

| (as of 9/30/01) | New Plan Excel | | Pro Forma For Transaction | |
|---|---|---|---|---|
| **Shopping Center - Summary Statistics** | | | | |
| Total GLA (Million SF) | 31.6 | | 42.0 | |
| Total Number of Shopping Centers | 216 | | 308 | |
| Community Shopping Centers (% of Centers) [2] | 138 | *64%* | 161 | *52%* |
| Neighborhood Shopping Centers (% of Centers) [2] | 78 | *36%* | 147 | *48%* |
| Grocery-Anchored (% of Total GLA) | 129 | *58%* | 189 | *62%* |
| Grocer Sales per SF [3] | $384 | | $397 | |
| % of Shopping Centers Built or Redeveloped/Expanded Since 1990 | *56%* | | *59%* | |
| **Demographic Information:** [4] | | | | |
| Average Population Density: | | | | |
| 1-mile | 7,702 | | 9,463 | |
| 3-mile | 52,366 | | 64,186 | |
| 5-mile | 117,520 | | 146,526 | |
| Average Household Income: | | | | |
| 1-mile | $47,467 | | $52,415 | |
| 3-mile | 50,894 | | 55,420 | |
| 5-mile | 50,908 | | 56,054 | |

(1) Excludes joint venture assets.

(2) Based on ICSC definition.

(3) Only for those properties reporting sales data for 2000.

(4) Source: CACI Marketing Systems and Scan US – 2000.

# Historical CapEx for Acquired Properties

- Capital has been invested significantly in upgrading and repositioning the 92 assets

($ in millions)


Cumulative Capital Invested
$140
$120
$100
$80
$60
$40
$20
$0
1995
1996
1997
1998
1999
2000
2001(1)
3.7
3.0
5.2
15.3
7.4
39.8
9.3
64.0
11.1
86.1
12.9
101.7
15.9
114.3
Building & Other Improvements
Redevelopment

(1) Actual through 3Q plus 4Q projected.

# Age Characteristics


NEW PLAN EXCEL
Percent of Total Shopping Centers
Year Built / Redeveloped / Expanded


PRO FORMA FOR TRANSACTION
Percent of Total Shopping Centers
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
24.8%
8.6%
6.8%
1970-1979
Year Built / Redeveloped / Expanded

Note: Includes 90 of the 92 properties being acquired, excludes joint venture assets.

# Standalone and Pro Forma GLA & ABR by State

| New Plan Excel Standalone - Top 10 States | | | | | |
|---|---|---|---|---|---|
| State | Number of Properties | GLA | % of GLA | ABR | % of ABR |
| Florida | 19 | 4,848,391 | 12.8% | $34,395,479 | 12.9% |
| California | 17 | 2,593,269 | 6.8 | 26,313,008 | 9.9 |
| New York | 23 | 3,273,569 | 8.6 | 20,491,932 | 7.7 |
| Georgia | 33 | 3,078,503 | 8.1 | 18,342,253 | 6.9 |
| Ohio | 20 | 3,054,900 | 8.1 | 16,541,894 | 6.2 |
| Michigan | 13 | 2,114,282 | 5.6 | 15,826,867 | 5.9 |
| Pennsylvania | 14 | 2,039,329 | 5.4 | 14,350,229 | 5.4 |
| New Jersey | 9 | 1,135,384 | 3.0 | 12,251,278 | 4.6 |
| Tennessee | 15 | 1,867,001 | 4.9 | 12,208,238 | 4.6 |
| Illinois | 10 | 1,228,551 | 3.2 | 10,357,780 | 3.9 |
| Total | 173 | 25,233,179 | 66.5% | $181,078,957 | 68.0% |

| Pro Forma for Transaction - Top 10 States | | | | | |
|---|---|---|---|---|---|
| State | Number of Properties | GLA | % of GLA | ABR | % of ABR |
| Texas | 89 | 9,534,865 | 19.7% | $65,511,059 | 19.5% |
| Florida | 24 | 5,670,118 | 11.7 | 40,237,422 | 12.0 |
| California | 17 | 2,593,269 | 5.4 | 26,313,008 | 7.8 |
| New York | 23 | 3,273,569 | 6.8 | 20,491,932 | 6.1 |
| Georgia | 33 | 3,078,503 | 6.4 | 18,342,253 | 5.5 |
| Ohio | 20 | 3,054,900 | 6.3 | 16,541,894 | 4.9 |
| Michigan | 13 | 2,114,282 | 4.4 | 15,826,867 | 4.7 |
| Pennsylvania | 14 | 2,039,329 | 4.2 | 14,350,229 | 4.3 |
| New Jersey | 9 | 1,135,384 | 2.4 | 12,251,278 | 3.6 |
| Tennessee | 15 | 1,867,001 | 3.9 | 12,208,238 | 3.6 |
| Total | 257 | 34,341,220 | 71.2% | $242,074,179 | 72.0% |

Note: Data as of September 30, 2001. Excludes joint venture assets.
Based on NXL's total portfolio.

# Pro Forma Market Dynamics

- Pre-transaction, NXL shopping centers are present in 65 metropolitan markets
- Pro forma for the transaction, the Company will:
  - Increase its market presence by 18% to 77 major markets
  - Have a presence in:
    - 9 of the top 10 MSAs
    - 6 of the 8 rapidly growing markets (over 20% population growth from 1990 – 2000) within the top 25 MSAs
- Even with such diversification, the Company will retain a significant portion of its assets in five of the nation's most productive states (50.8% of ABR)
  - NXL's pro forma top 5 states by ABR - Texas, New York, Florida, California and Georgia - account for more than 35% of the nation's GDP - this contribution is expected to continue in the coming years

NXL - Top Five States as % of U.S. GDP (1)



(1) Top five states are: Texas, New York, Florida, California and Georgia
Source: U.S. Department of Commerce

# Standalone and Pro Forma Tenant Profile

**New Plan Excel Standalone**

| Tenant | Number of Leases Per Tenant | ABR | % of ABR | Credit Rating [1] |
|---|---|---|---|---|
| Kmart Corporation | 41 | $17,046,946 | 6.4% | B2 / BB |
| Wal-Mart Stores | 26 | 12,290,302 | 4.6 | Aa2 / AA |
| The Kroger Company [2] | 25 | 8,251,591 | 3.1 | Baa3 / BBB- |
| Winn Dixie Stores | 17 | 4,977,053 | 1.9 | Ba2 / BBB- |
| Ahold USA [3] | 12 | 4,455,623 | 1.7 | Baa1 / BBB+ |
| The TJX Companies [4] | 18 | 3,515,786 | 1.3 | A3 / A- |
| Delhaize [5] | 16 | 3,221,585 | 1.2 | Baa3 / BBB- |
| Publix Supermarkets | 8 | 2,500,903 | 0.9 | NA |
| Albertson's [6] | 16 | 2,458,557 | 0.9 | Baa1 / BBB+ |
| J.C. Penney Company | 23 | 2,247,244 | 0.8 | Ba2 / BBB- |
| Totals | 202 | $60,965,592 | 22.9% | |

**Pro Forma For Transaction**

| Tenant | Number of Leases Per Tenant | ABR | % of ABR | Credit Rating [1] |
|---|---|---|---|---|
| Kmart Corporation | 44 | $18,219,358 | 5.4% | B2 / BB |
| The Kroger Company [2] | 43 | 14,702,584 | 4.4 | Baa3 / BBB- |
| Wal-Mart Stores | 26 | 12,290,302 | 3.7 | Aa2 / AA |
| Winn Dixie Stores | 19 | 5,250,077 | 1.6 | Ba2 / BBB- |
| Ahold USA [3] | 12 | 4,455,623 | 1.3 | Baa1 / BBB+ |
| The TJX Companies [4] | 19 | 3,779,143 | 1.1 | A3 / A- |
| Publix Supermarkets | 12 | 3,580,536 | 1.1 | NA |
| Delhaize [5] | 16 | 3,221,585 | 1.0 | Baa3 / BBB- |
| Albertson's [6] | 19 | 2,961,557 | 0.9 | Baa1 / BBB+ |
| Walgreen's | 15 | 2,407,312 | 0.7 | Aa3 / A+ |
| Totals | 225 | $70,868,079 | 21.1% | |

Note: Data as of September 30, 2001. Excludes joint venture assets

(1) Credit Ratings from S&P and Moody's as of January 11, 2002

(2) Includes City Markets, Dillon, Food 4 Less, Fred Meyer, Fry's, King Soopers, Kroger, Quality Food Centers, Ralphs and Smith's. Data for assets acquired includes one Hobby Lobby sublease

(3) Includes BI-LO, Giant, Stop & Shop and Tops Markets

(4) Includes T.J. Maxx and Marshalls

(5) Includes Food Lion, Hannaford Bros and Kash n' Karry

(6) Includes Albertson's, Acme Markets, Jewel, Osco Drug and Sav-on

# Conclusions

| NXL's Objective | Rationale for Transaction | Result |
|---|---|---|
| **Focus on community and neighborhood shopping center business** | Garner economies of scale and scope by expanding in area of expertise | - Adds 10.4 million square feet of shopping centers to the portfolio |
| **Shift shopping center portfolio more toward grocery-anchored product** | Improve "recession-resistant" asset base | - Grocery anchored GLA increases from 58% to 62%<br>- Average grocery sales PSF increases from $384 to $397<br>- Portfolio will include 4 of top 5 grocers in Houston and Texas overall |
| **Improve portfolio characteristics on a physical, demographic, tenant and geographic basis** | Intense redevelopment program, strong demographics, diversified tenant base and dominant Southwest presence | - % built or redeveloped/expanded since 1990 increases from 56% to 59%<br>- Average population densities increase by more than 23%<br>- Average household income increases by 10%<br>- Top 10 tenants reduced from 23% to 21% of ABR<br>- Kmart ABR reduced from 6.4% to 5.4%<br>- Presence in 9 of the top 10 MSAs |
| **Reinvest available capital into shopping center assets** | Mitigate dilution of liquidation program | - Deployment of recycled capital at an attractive return on equity<br>- Accretive transaction<br>- Strong growth in 2002 FFO<br>- Improved payout ratios |